United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                   Form N-CSR

               CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number: 811-08201

                 ALLIANCEBERNSTEIN GREATER CHINA `97 FUND, INC.

               (Exact name of registrant as specified in charter)

              1345 Avenue of the Americas, New York, New York 10105
               (Address of principal executive offices) (Zip code)

                                 Mark R. Manley
                        Alliance Capital Management L.P.
                           1345 Avenue of the Americas
                            New York, New York 10105
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (800) 221-5672

                     Date of fiscal year end: July 31, 2004

                     Date of reporting period: July 31, 2004

ITEM 1.       REPORTS TO STOCKHOLDERS.


-------------------------------------------------------------------------------
International Regional
-------------------------------------------------------------------------------


[LOGO] AllianceBernstein (SM)
Investment Research and Management


AllianceBernstein Greater China '97 Fund


Annual Report -- July 31, 2004

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/ Products & Services/ Mutual Funds).

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit Alliance Capital's web site at www.alliancebernstein.com (click on Investors, then the "Proxy voting policies" link or "Proxy voting records" link on the left side of the page), or go to the Securities and Exchange Commission's, (The "Commission") web site at www.sec.gov, or call Alliance Capital at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. Alliance publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investment Research and Management, Inc., is an affiliate of Alliance Capital Management L.P., the manager of the funds, and is a member of the NASD.

September 20, 2004

Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Greater China '97 Fund (the "Fund") for the annual reporting period ended July 31, 2004.

Investment Objectives and Policies

This open-end fund is a non-diversified management investment company that seeks long-term capital appreciation by investing at least 80% of its total assets in equity securities issued by Greater China companies ("Greater China" refers to the People's Republic of China ("China"), the Hong Kong Special Administrative Region ("Hong Kong") and the Republic of China ("Taiwan")).

Investment Results

The table on page 3 shows the Fund's performance compared to its benchmark, the MSCI Golden Dragon Index, and the Lipper China Region Funds Average (the "Lipper Average"), for the six- and 12-month periods ended July 31, 2004. The MSCI Golden Dragon Index is a composite index consisting of equity securities of companies based in China, Hong Kong and Taiwan. These are the countries in which the great majority of the Fund's securities are located. Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees.

During the 12-month period ended July 31, 2004, the Fund outperformed the MSCI Golden Dragon Index due mainly to our overweighting in the cyclicals, capital goods and energy sectors that benefited from the fixed investment boom in China. Our overweighting in the consumer sector also contributed positively with the pick-up in consumer spending following the SARS impact.

The Fund underperformed the MSCI Golden Dragon Index during the six-month reporting period due mainly to the sharp sell-off of China-related stocks in the second quarter of 2004. This occurred when investors turned negative on China as macro control issues were introduced to cool down the economy.

Market Review and Investment Strategy

During the reporting period, the Greater China stock markets went through a sharp rebound in the first six-month period following the SARS impact and the Gulf War. In the last six-month period, the Greater China stock markets were affected by a number of factors, including: concern of overheating in China, the trend of U.S. interest rates, rising oil prices and a weak technology sector outlook.

We overweighted the cyclicals, capital goods, energy and consumer sectors in the first six-month period in order to benefit from the fixed asset investment boom and consumption recovery. We trimmed our exposure to the cyclicals and capital goods sectors in the last six-month period due to the macro control measures introduced in China.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 1

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com (click on Investors/Products & Services/Mutual Funds).

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or Alliance at
(800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for Advisor Class shares will vary due to different expenses associated with this class. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Advisor waived a portion of its advisory fee or reimbursed the Fund for a portion of its expenses to the extent necessary to limit the Fund's expenses on an annual basis to 2.50%, 3.20%, 3.20% and 2.20% of the average daily net assets of Class A, Class B, Class C and Advisor Class shares, respectively. This waiver extends through the Fund's current fiscal year and may be extended by the Advisor for additional one-year terms. Without the waiver, the Fund's expenses would have been higher and its performance would have been lower than that shown above.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) Golden Dragon Index is an aggregate of the MSCI Hong Kong Index, the MSCI China Index and the MSCI Taiwan at 65% Index (the MSCI Taiwan Index has an inclusion weight at 65% of its market capitalization in the MSCI Index series). The Lipper China Region Funds Average (the Lipper Average) represents funds that invest in equity securities whose primary trading markets or operations are concentrated in the China region or in a single country within this region. For the six- and 12-month periods ended July 31, 2004, the Lipper Average consisted of 22 funds for both periods. These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. Investors cannot invest directly in an index or average, and its results are not indicative of any specific investment, including the Fund.

A Word About Risk

Since the Fund invests in foreign currency denominated securities, fluctuations may be magnified by changes in foreign exchange rates. The Fund will invest substantially all of its assets in Greater China companies and is subject to greater risk than would a fund with a more diversified portfolio. Investments in Greater China companies entail risks different from, and in certain cases, greater than, risks associated with investments in the U.S. or in other international markets. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are more fully discussed in the prospectus.


(Historical Performance continued on next page)


_______________________________________________________________________________

2 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARKS                          -------------------------
PERIODS ENDED JULY 31, 2004                            6 Months     12 Months
-------------------------------------------------------------------------------
AllianceBernstein Greater China '97 Fund
   Class A                                             -13.31%        22.30%
-------------------------------------------------------------------------------
   Class B                                             -13.56%        21.41%
-------------------------------------------------------------------------------
   Class C                                             -13.59%        21.34%
-------------------------------------------------------------------------------
   Advisor Class                                       -13.12%        22.72%
-------------------------------------------------------------------------------
MSCI Golden Dragon Index                               -10.89%        18.43%
-------------------------------------------------------------------------------
Lipper China Region Funds Average                       -9.84%        20.40%
-------------------------------------------------------------------------------



GROWTH OF A $10,000 INVESTMENT IN THE FUND
9/3/97* TO 7/31/04


AllianceBernstein Greater China '97 Fund Class A: $10,550

MSCI Golden Dragon Index: $7,171


[THE FOLLOWING TABLE WAS DEPICTED BY A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                           AllianceBernstein
                           Greater China '97        MSCI Golden
                              Fund Class A          Dragon Index
-------------------------------------------------------------------------------
     9/03/97*                  $  9,575               $ 10,000
     7/31/98                   $  4,673               $  5,163
     7/31/99                   $  7,916               $  8,187
     7/31/00                   $  9,982               $  9,396
     7/31/01                   $  8,158               $  6,089
     7/31/02                   $  7,289               $  5,710
     7/31/03                   $  8,626               $  6,055
     7/31/04                   $ 10,550               $  7,171


This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Greater China '97 Fund Class A shares (from 9/3/97* to 7/31/04) as compared to the performance of the Fund's benchmark and the Lipper Average.


*  Since inception of the Fund's Class A shares on 9/3/97.


See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 3

                                                         Historical Performance
-------------------------------------------------------------------------------

HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JULY 31, 2004

--------------------------------------------------------------
                            NAV Returns        SEC Returns
Class A Shares
1 Year                         22.30%             17.12%
5 Years                         5.91%              5.00%
Since Inception*                1.41%              0.78%

Class B Shares
1 Year                         21.41%             17.41%
5 Years                         5.07%              5.07%
Since Inception*                0.65%              0.65%

Class C Shares
1 Year                         21.34%             20.34%
5 Years                         5.04%              5.04%
Since Inception*                0.61%              0.61%

Advisor Class Shares
1 Year                         22.72%
5 Years                         6.22%
Since Inception*                1.71%


SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2004)

--------------------------------------------------------------
Class A Shares
1 Year                                            33.18%
5 Years                                            4.26%
Since Inception*                                   1.12%

Class B Shares
1 Year                                            33.87%
5 Years                                            4.33%
Since Inception*                                   0.98%

Class C Shares
1 Year                                            36.84%
5 Years                                            4.29%
Since Inception*                                   0.94%


*  Class A, B, C and Advisor Class share inception date: 9/3/97.


See Historical Performance disclosures on page 2.


_______________________________________________________________________________

4 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                                  Fund Expenses
-------------------------------------------------------------------------------


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                                     Beginning          Ending
                                 Account Value   Account Value   Expenses Paid
                              February 1, 2004   July 31, 2004   During Period*
-------------------------------------------------------------------------------
CLASS A
Actual                                  $1,000       $  866.93          $10.77
Hypothetical
(5% return before expenses)             $1,000       $1,013.33          $11.61
-------------------------------------------------------------------------------
CLASS B
Actual                                  $1,000       $  864.44          $14.65
Hypothetical
(5% return before expenses)             $1,000       $1,009.15          $15.79
-------------------------------------------------------------------------------
CLASS C
Actual                                  $1,000       $  864.10          $14.46
Hypothetical
(5% return before expenses)             $1,000       $1,009.35          $15.59
-------------------------------------------------------------------------------
ADVISOR CLASS
Actual                                  $1,000       $  868.84          $ 9.80
Hypothetical
(5% return before expenses)             $1,000       $1,014.37          $10.57
-------------------------------------------------------------------------------


* Expenses are equal to the classes' annualized expense ratios of 2.32%, 3.16%, 3.12% and 2.11% respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year/366 (to reflect the one-half year period).


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 5

                                                              Portfolio Summary
-------------------------------------------------------------------------------

PORTFOLIO SUMMARY
July 31, 2004


PORTFOLIO STATISTICS
Net Assets ($mil): $42.9


SECTOR BREAKDOWN*
     18.5%   Finance
     14.3%   Multi-Industry
     12.9%   Technology
     10.3%   Basic Industry
      8.6%   Energy
      8.3%   Consumer Staples
      6.1%   Consumer Manufacturing             [PIE CHART OMITTED]
      5.2%   Capital Goods
      4.7%   Consumer Services
      4.6%   Healthcare
      4.3%   Transportation
      2.2%   Utilities



COUNTRY BREAKDOWN*
     74.0%   Hong Kong
     18.0%   Taiwan
      7.0%   Singapore                          [PIE CHART OMITTED]
      1.0%   Canada


* All data is as of July 31, 2004. The Fund's sector and country breakdowns are expressed as a percentage of total investments and may vary over time.


_______________________________________________________________________________

6 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                           Ten Largest Holdings
-------------------------------------------------------------------------------


TEN LARGEST HOLDINGS
July 31, 2004


                                                                    Percent of
Company                                          U.S. $ Value       Net Assets
_______________________________________________________________________________

PetroChina Co., Ltd. Cl. H                       $  1,490,442           3.5%
-------------------------------------------------------------------------------
CNOOC, Ltd.                                         1,442,363           3.3
-------------------------------------------------------------------------------
Huaneng Power International, Inc. Cl. H             1,430,824           3.3
-------------------------------------------------------------------------------
Lifestyle International Holdings, Ltd.              1,295,800           3.0
-------------------------------------------------------------------------------
Yanzhou Coal Mining Co., Ltd. Cl. H                 1,211,585           2.8
-------------------------------------------------------------------------------
Skyworth Digital Holdings, Ltd.                     1,115,428           2.6
-------------------------------------------------------------------------------
Lianhua Supermarket Holdings, Ltd. Cl. H            1,025,680           2.4
-------------------------------------------------------------------------------
GP Batteries International, Ltd.                      970,987           2.3
-------------------------------------------------------------------------------
Cheung Kong (Holdings), Ltd.                          884,649           2.1
-------------------------------------------------------------------------------
China Life Insurance Co., Ltd. Cl. H                  826,955           1.9
-------------------------------------------------------------------------------
                                                 $ 11,694,713          27.2%


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 7

                                                       Portfolio of Investments
-------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS
July 31, 2004


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.3%

Canada-1.0%
Sino Forest Corp. Cl. A(a)                            200,000     $     421,274
                                                                  -------------
Hong Kong-73.4%
AV Concept Holdings, Ltd.                           2,500,000           371,809
Chen Hsong Holdings, Ltd.                             300,000           165,391
Cheung Kong (Holdings), Ltd.                          120,000           884,649
China Life Insurance Co., Ltd. Cl. H(a)             1,500,000           826,955
China Mengniu Dairy Co., Ltd.(a)                      742,000           468,524
China Merchants Holdings International
  Co., Ltd.                                           500,000           701,950
China Oilfield Services, Ltd. Cl. H                 2,500,000           745,221
China Resources Enterprise, Ltd.                      458,000           563,714
China Resources Power Holdings Co., Ltd.(a)         1,200,000           619,255
China Shipping Development Co., Ltd. Cl. H          1,200,000           784,646
China Telecom Corp., Ltd. Cl. H                       774,000           255,529
CNOOC, Ltd.                                         3,000,000         1,442,363
COFCO International, Ltd.                             750,000           310,108
Esprit Holdings, Ltd.                                 100,000           446,171
Fountain Set (Holdings), Ltd.                         750,000           514,443
Giordano International, Ltd.                          500,000           302,896
Global Bio-chem Technology Group Co., Ltd.            700,000           547,457
Harbin Power Equipment Co., Ltd. Cl. H              1,000,000           247,445
Hong Kong Exchanges & Clearing, Ltd.                  200,000           412,836
Hongkong Land Holdings, Ltd.                          240,000           436,800
Hopewell Holdings, Ltd.                               220,000           434,376
HSBC Holdings Plc.                                     23,200           342,064
Huaneng Power International, Inc. Cl. H             1,800,000         1,430,824
Industrial and Commercial Bank of China
  (Asia), Ltd.                                        400,000           538,482
Kingboard Chemical Holdings, Ltd.                     300,000           555,791
Kingdee International Software Group Co., Ltd.        400,000           121,800
Li & Fung, Ltd.                                       300,000           415,401
Lianhua Supermarket Holdings, Ltd. Cl. H            1,000,000         1,025,680
Lifestyle International Holdings, Ltd.(a)             949,000         1,295,800
Midland Realty (Holdings), Ltd.                     1,600,000           410,272
Nam Tai Electronic & Electrical Products, Ltd.(a)     877,000           314,833
Norstar Founders Group, Ltd.(a)                     1,500,000           399,054
NWS Holdings, Ltd.                                    500,000           570,535
Oriental Press Group, Ltd.                          1,200,000           457,710
Pacific Century Insurance Holdings, Ltd.            1,000,000           410,272
PetroChina Co., Ltd. Cl. H                          3,000,000         1,490,442
Ping An Insurance (Group) Co. of China,
  Ltd. Cl. H(a)                                       277,500           355,783
Ports Design, Ltd.                                    200,000           376,296
Raymond Industrial, Ltd.                              150,000            49,040
Shandong Weigao Group Medical Polymer
  Co., Ltd. Cl. H(a)                                6,980,000           572,740


_______________________________________________________________________________

8 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


Company                                                Shares      U.S. $ Value
-------------------------------------------------------------------------------
Shun Tak Holdings, Ltd.                               442,000     $     221,008
Sinopec Shanghai Petrochemical Co.,
  Ltd. Cl. H                                        1,300,000           462,518
Sinotrans, Ltd. Cl. H                                 500,000           169,878
Skyworth Digital Holdings, Ltd.                     4,000,000         1,115,428
Solomon Systech International, Ltd.(a)              2,000,000           453,864
Standard Chartered Plc.                                20,000           326,936
Swire Pacific, Ltd. Cl. A                              20,500           136,672
Tai Cheung Holdings, Ltd.                             600,000           200,008
Tong Ren Tang Technologies Co., Ltd. Cl. H            300,000           692,334
TPV Technology, Ltd.                                  500,000           333,346
Tsingtao Brewery Co., Ltd. Cl. H                      900,000           784,646
Vital Biotech Holdings, Ltd.                        3,000,000           165,391
Weiqiao Textile Co., Ltd. Cl. H                       360,000           533,097
Wing Hang Bank, Ltd.                                   52,500           315,685
Wing Lung Bank, Ltd.                                   40,000           287,191
Wumart Stores, Inc. Cl. H(a)                          500,000           817,339
Yantai North Andre Juice Co., Ltd. Cl. H            3,900,000           410,016
Yanzhou Coal Mining Co., Ltd. Cl. H                 1,000,000         1,211,585
Zhejiang Expressway Co., Ltd. Cl. H                   400,000           294,883
                                                                  -------------
                                                                     31,547,182
                                                                  -------------
Singapore-7.0%
Autron Corp., Ltd.                                  2,500,000           399,733
Elec & Eltek International Co., Ltd.                  200,000           554,000
GP Batteries International, Ltd.                      500,000           970,987
Osim International, Ltd.                              960,000           569,335
Want Want Holdings, Ltd.                              500,000           515,000
                                                                  -------------
                                                                      3,009,055
                                                                  -------------
Taiwan-17.9%
Asustek Computer, Inc.                                200,000           441,306
Cathay Financial Holding Co., Ltd.                    300,000           494,263
Cathay Financial Holding Co., Ltd. (GDR)(a)(b)          4,200            69,510
Cheng Loong Co.                                     1,483,200           473,455
Chinatrust Financial Holding Co., Ltd.                500,000           510,444
Chunghwa Telecom Co., Ltd. (ADR)                        4,100            65,928
Compal Electronics, Inc.(a)                           100,000            99,735
Flexium Interconnect, Inc.                            336,000           263,936
Hon Hai Precision Industry Co., Ltd.                  205,360           740,118
Jenn Feng Industrial Co., Ltd.(a)                     240,000           441,306
MediaTek, Inc.                                         76,231           439,579
Mega Financial Holding Co., Ltd.                    1,000,000           623,713
Nan Ya Plastics Corp.                                 424,947           567,596
Taiwan Semiconductor Manufacturing Co., Ltd.          455,107           574,407
Tong-Tai Machine & Tool Co., Ltd.                     300,000           426,302
United Microelectronics Corp.(a)                    1,031,196           658,339
Wan Hai Lines, Ltd.                                   449,240           376,680
Yageo Corp.(a)                                      1,000,000           413,357
                                                                  -------------
                                                                      7,679,974
                                                                  -------------


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 9

                                                       Portfolio of Investments
-------------------------------------------------------------------------------


                                                                   U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-99.3%
  (cost $40,341,921)                                              $  42,657,485
Other assets less liabilities-0.7%                                      290,292
                                                                  -------------
Net Assets-100%                                                   $  42,947,777
                                                                  =============


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2004, this security amounted to $69,510 or 0.2% of net assets.

Glossary of terms:

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

See notes to financial statements.


_______________________________________________________________________________

10 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                              Statement of Assets & Liabilities
-------------------------------------------------------------------------------


STATEMENT OF ASSETS & LIABILITIES
July 31, 2004


ASSETS
Investments in securities, at value (cost $40,341,921)            $  42,657,485
Cash                                                                     44,104
Foreign cash, at value (cost $394,039)                                  393,351
Dividends receivable                                                    112,747
Receivable for capital stock sold                                        54,093
                                                                  -------------
Total assets                                                         43,261,780
                                                                  -------------
LIABILITIES
Payable for capital stock redeemed                                      127,927
Advisory fee payable                                                     29,050
Distribution fee payable                                                 25,277
Transfer Agent fee payable                                                6,882
Accrued expenses                                                        124,867
                                                                  -------------
Total liabilities                                                       314,003
                                                                  -------------
Net Assets                                                        $  42,947,777
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $       4,086
Additional paid-in capital                                           40,837,586
Accumulated net realized loss on investment
  and foreign currency transactions                                    (208,048)
Net unrealized appreciation of investments
  and foreign currency denominated assets and liabilities             2,314,153
                                                                  -------------
                                                                  $  42,947,777
                                                                  =============
CALCULATION OF MAXIMUM OFFERING PRICE
Class A Shares
Net asset value and redemption price per share
  ($17,718,810/1,647,980 shares of capital stock
  issued and outstanding)                                                $10.75
Sales charge--4.25% of public offering price                               0.48
                                                                         ------
Maximum offering price                                                   $11.23
                                                                         ======
Class B Shares
Net asset value and offering price per share
  ($12,871,980/1,245,908 shares of capital stock
  issued and outstanding)                                                $10.33
                                                                         ======
Class C Shares
Net asset value and offering price per share
  ($10,977,716/1,065,725 shares of capital stock
  issued and outstanding)                                                $10.30
                                                                         ======
Advisor Class Shares
Net asset value, redemption and offering price per share
  ($1,379,271/126,217 shares of capital stock
  issued and outstanding)                                                $10.93
                                                                         ======


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 11

                                                        Statement of Operations
-------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
Year Ended July 31, 2004


INVESTMENT INCOME
Dividends (net of foreign taxes withheld
  of $33,558)                                     $    878,162
Interest                                                 9,877     $    888,039
                                                  ------------
EXPENSES
Advisory fee                                           433,758
Distribution fee--Class A                               58,710
Distribution fee--Class B                              118,697
Distribution fee--Class C                              106,393
Custodian                                              263,465
Transfer agency                                        126,733
Audit and legal                                        112,233
Administrative                                         109,500
Registration                                            66,599
Printing                                                48,186
Directors' fees                                         12,300
Miscellaneous                                            3,620
                                                  ------------
Total expenses                                       1,460,194
Less: expenses waived and reimbursed
by the Adviser and the Transfer Agent
(see Note B)                                          (253,763)
Less: expense offset arrangement
(see Note B)                                                (9)
                                                  ------------
Net expenses                                                          1,206,422
                                                                   ------------
Net investment loss                                                    (318,383)
                                                                   ------------
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENT AND FOREIGN CURRENCY
TRANSACTIONS
Net realized gain on:
  Investment transactions                                             2,071,748
  Foreign currency transactions                                          53,896
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                          (456,379)
Foreign currency denominated
  assets and liabilities                                                 (1,665)
                                                                   ------------
Net gain on investment and foreign
  currency transactions                                               1,667,600
                                                                   ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                                                  $  1,349,217
                                                                   ============


See notes to financial statements.


_______________________________________________________________________________

12 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                             Statement of Changes in Net Assets
-------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS

                                                  Year Ended       Year Ended
                                                    July 31,         July 31,
                                                     2004             2003
                                                 =============    =============
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
Net investment income (loss)                     $    (318,383)   $       9,233
Net realized gain (loss) on investment and
  foreign currency transactions                      2,125,644         (843,447)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign
  currency denominated
  assets and liabilities                              (458,044)       2,848,106
                                                 -------------    -------------
Net increase in net assets from
  operations                                         1,349,217        2,013,892

DIVIDENDS TO SHAREHOLDERS FROM
Net investment income
  Class A                                              (56,673)         (23,187)
  Class B                                              (14,331)         (14,269)
  Class C                                              (13,116)          (5,705)
  Advisor Class                                         (5,465)          (2,310)

CAPITAL STOCK TRANSACTIONS
Net increase                                        27,933,553        4,769,657
                                                 -------------    -------------
Total increase                                      29,193,185        6,738,078

NET ASSETS
Beginning of period                                 13,754,592        7,016,514
                                                 -------------    -------------
End of period (including undistributed net
  investment income of $0 and $16,773,
  respectively)                                  $  42,947,777    $  13,754,592
                                                 =============    =============


See notes to financial statements.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 13

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS
July 31, 2004


NOTE A

Significant Accounting Policies

AllianceBernstein Greater China '97 Fund, Inc. (the "Fund") was organized as a Maryland corporation on April 30, 1997 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with an initial sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

In accordance with Pricing Policies adopted by the Board of Directors of the Fund (the "Pricing Policies") and applicable law, portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to Alliance Capital Management L.P. (the "Adviser"), subject to the Board's continuing oversight, certain responsibilities with respect to the implementation of the Pricing Policies. Pursuant to the Pricing Policies, securities for which market quotations are readily available are valued at their current market value. In general, the market value of these securities is determined as follows:

Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value in accordance with the Pricing Policies. Securities listed on more than


_______________________________________________________________________________

14 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The Nasdaq Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price is used; securities traded in the over-the-counter market, (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Pricing Policies provide that the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Securities for which market quotations are not readily available are valued at fair value in accordance with the Pricing Policies.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 15

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A and Advisor Class shares. Advisor Class shares have no distribution fees.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays the Adviser a fee at an annual rate of 1% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Adviser has agreed for the current fiscal year to waive its fee and bear certain expenses so that total expenses do not exceed on an annual basis to 2.50%, 3.20%, 3.20%, and 2.20% of average daily net assets, respectively, for the Class A, Class B, Class C and Advisor Class shares. For the year ended July 31, 2004, such reimbursement amounted to $62,082.


_______________________________________________________________________________

16 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Effective January 1, 2004, the Adviser began waiving a portion of its advisory fee so as to charge the Fund at the reduced annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the average daily net assets of the Fund. Through July 31, 2004, such waiver amounted to $78,811. The waiver was made in contemplation of the final agreement with the Office of the New York Attorney General ("NYAG") described in "Legal Proceedings" below.

For the year ended July 31, 2004, the Adviser voluntarily agreed to reimburse a portion of certain audit fees related to the investigations described under "Legal Proceedings" below in the amount of $1,125.

Pursuant to the advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended July 31, 2004, the Adviser voluntarily agreed to waive its fees for such services. Such waiver amounted to $109,500.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $66,386 for the year ended July 31, 2004. During the period, AGIS voluntarily agreed to waive a portion of its fees for such services. Such waiver amounted to $3,370.

For the year ended July 31, 2004, the Fund's expenses were reduced by $9 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has retained front-end sales charges of $26,091 from the sale of Class A shares and received $9,988, $34,435 and $42,726 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended July 31, 2004.

Brokerage commissions paid on investment transactions for the year ended July 31, 2004, amounted to $250,394, none of which was paid to Sanford C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares and 1% of the Fund's average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 17

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,192,795 and $778,196 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended July 31, 2004, were as follows:

                                                   Purchases          Sales
                                                 =============    =============
Investment securities (excluding
  U.S. government securities)                    $  64,292,801    $  36,044,814
U.S. government securities                                  -0-              -0-


At July 31, 2004, the cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Cost                                                              $  40,446,309
                                                                  =============
Gross unrealized appreciation                                     $   5,181,242
Gross unrealized depreciation                                        (2,970,066)
                                                                  -------------
Net unrealized appreciation                                       $   2,211,176
                                                                  =============


Forward Exchange Currency Contracts

The Fund may enter into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gains or losses on foreign currency transactions. Fluctuations in the value of open forward exchange currency contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and


_______________________________________________________________________________

18 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

from unanticipated movements in the value of foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

NOTE E

Capital Stock

There are 12,000,000,000 shares of $.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class. Each class consists of 3,000,000,000 authorized shares.

Transactions in capital stock were as follows:


                               Shares                         Amount
                    ---------------------------  ------------------------------
                      Year Ended    Year Ended     Year Ended      Year Ended
                    July 31, 2004  July 31, 2003  July 31, 2004   July 31, 2003
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold            3,383,026     1,067,796     $38,987,894     $ 7,841,000
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends             3,929         2,677          44,053          18,418
-------------------------------------------------------------------------------
Shares converted from
  Class B                 24,581        11,194         281,975          77,423
-------------------------------------------------------------------------------
Shares redeemed       (2,212,592)     (930,890)    (25,727,641)     (6,739,131)
-------------------------------------------------------------------------------
Net increase           1,198,944       150,777     $13,586,281     $ 1,197,710
===============================================================================

CLASS B
Shares sold            1,694,629     2,528,499     $17,996,666     $17,414,309
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends               984         1,747          10,662          11,653
-------------------------------------------------------------------------------
Shares converted to
  Class A                (25,516)      (11,581)       (281,975)        (77,423)
-------------------------------------------------------------------------------
Shares redeemed         (967,879)   (2,422,584)    (10,073,297)    (16,700,679)
-------------------------------------------------------------------------------
Net increase             702,218        96,081     $ 7,652,056     $   647,860
===============================================================================

CLASS C
Shares sold            1,778,712     4,401,475     $19,037,472     $30,883,247
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends             1,019           747          11,009           4,984
-------------------------------------------------------------------------------
Shares redeemed       (1,284,957)   (4,009,743)    (13,414,541)    (28,032,481)
-------------------------------------------------------------------------------
Net increase             494,774       392,479     $ 5,633,940     $ 2,855,750
===============================================================================

ADVISOR CLASS
Shares sold              247,363        76,366     $ 2,806,476     $   581,179
-------------------------------------------------------------------------------
Shares issued in
  reinvestment
  of dividends               217            79           2,469             549
-------------------------------------------------------------------------------
Shares redeemed         (155,880)      (67,463)     (1,747,669)       (513,391)
-------------------------------------------------------------------------------
Net increase              91,700         8,982     $ 1,061,276     $    68,337
===============================================================================


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 19

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

NOTE F

Risks Involved in Investing in the Fund

Concentration of Risk--Investing in securities of foreign companies involves special risk which include the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and their markets may be less liquid and their prices more volatile than those of comparable United States companies.

The Fund has invested approximately 72% of its net assets in Hong Kong equity securities. Political, social or economic changes in this market may have a greater impact on the value of the Fund's portfolio due to this concentration.

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $500 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended July 31, 2004.

NOTE H

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended July 31, 2004 and July 31, 2003 were as follows:

                                                  2004             2003
                                             =============    =============
Distributions paid from:
  Ordinary income                            $      89,585    $      45,471
                                             -------------    -------------
Total taxable distributions                         89,585           45,471
                                             -------------    -------------
Total distributions paid                     $      89,585    $      45,471
                                             -------------    -------------


_______________________________________________________________________________

20 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

As of July 31, 2004, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                          $    (103,660)(a)
Unrealized appreciation/(depreciation)                            2,209,765(b)
                                                              -------------
Total accumulated earnings/(deficit)                          $   2,106,105
                                                              =============


(a) On July 31, 2004, the Fund had a net capital loss carryforward for federal income tax purposes of $103,660 which expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. The Fund utilized $1,630,168 of capital loss carryforward during the year.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

During the current fiscal year, permanent differences, primarily due to foreign currency losses, net investment loss, resulted in a net increase in accumulated net realized loss on investments and foreign currency transactions, decrease in accumulated net investment loss, and a corresponding decrease in additional paid-in capital. This reclassification had no effect on net assets.

NOTE I

Legal Proceedings

As has been previously reported in the press, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

(i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 21

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

(ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. For more information on this waiver, please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a putative class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed against the Adviser; Alliance Capital Management Holding L.P.; Alliance Capital Management Corporation; AXA Financial, Inc.; certain of the AllianceBernstein Mutual Funds, including the Fund; Gerald Malone; Charles Schaffran (collectively, the "Alliance Capital defendants"); and certain other defendants not affiliated with the Adviser. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the Alliance Capital defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in late trading and market timing of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act, and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.


_______________________________________________________________________________

22 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

Since October 2, 2003, numerous additional lawsuits making factual allegations similar to those in the Hindo Complaint were filed against the Adviser and certain other defendants, some of which name the Fund as a defendant. All of these lawsuits seek an unspecified amount of damages.

As a result of the matters discussed above, investors in the AllianceBernstein Mutual Funds may choose to redeem their investments. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds.

The Adviser and approximately twelve other investment management firms were publicly mentioned in connection with the settlement by the SEC of charges that Morgan Stanley violated federal securities laws relating to its receipt of compensation for selling specific mutual funds and the disclosure of such compensation. The SEC has indicated publicly that, among other things, it is considering enforcement action in connection with mutual funds' disclosure of such arrangements and in connection with the practice of considering mutual fund sales in the direction of brokerage commissions from fund portfolio transactions. The SEC has issued subpoenas to the Adviser in connection with this matter and the Adviser has provided documents and other information to the SEC and is cooperating fully with its investigation.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein Mutual Funds, including the Fund, as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of the AllianceBernstein Growth & Income Fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from AllianceBernstein Fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 23

                                                  Notes to Financial Statements
-------------------------------------------------------------------------------

contracts, an accounting of all AllianceBernstein Fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, numerous additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants, and others may be filed.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the Fund's shares or other adverse consequences to the Fund. However, the Adviser believes that these matters are not likely to have a material adverse effect on the Fund or its ability to perform advisory services relating to the Fund.


_______________________________________________________________________________

24 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class A
                                            ---------------------------------------------------------------
                                                                   Year Ended July 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.82        $7.55        $8.45       $10.34        $8.20

INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income (loss)(a)(b)                           (.04)(c)      .04          .09         (.01)        (.04)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  2.01         1.32         (.99)       (1.88)        2.18
Net increase (decrease)
  in net asset value from
  operations                                    1.97         1.36         (.90)       (1.89)        2.14

LESS: DIVIDENDS
Dividends from
  net investment income                         (.04)        (.09)          -0-          -0-          -0-
Net asset value,
  end of period                               $10.75        $8.82        $7.55        $8.45       $10.34

TOTAL RETURN
Total investment return based
  on net asset value(d)                        22.30%       18.35%      (10.65)%     (18.28)%      26.10%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $17,719       $3,958       $2,253       $2,039       $2,471
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.38%        2.50%        2.50%        2.51%(e)     2.52%(e)
  Expenses, before waivers/
    reimbursements                              2.94%        9.24%       10.82%        9.50%(e)     9.92%(e)
  Net investment
    income (loss)(b)                            (.37)%(c)     .58%        1.18%        (.09)%       (.42)%
Portfolio turnover rate                           89%         102%          63%          64%         158%



See footnote summary on page 29.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 25

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class B
                                            ---------------------------------------------------------------
                                                                   Year Ended July 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.52        $7.30        $8.21       $10.13        $8.12

INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income (loss)(a)(b)                           (.12)(c)     (.01)         .03         (.07)        (.11)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.95         1.27         (.94)       (1.85)        2.12
Net increase (decrease)
  in net asset value from
  operations                                    1.83         1.26         (.91)       (1.92)        2.01

LESS: DIVIDENDS
Dividends from
  net investment income                         (.02)        (.04)          -0-          -0-          -0-
Net asset value,
  end of period                               $10.33        $8.52        $7.30        $8.21       $10.13

TOTAL RETURN
Total investment return based
  on net asset value(d)                        21.41%       17.32%      (11.08)%     (18.95)%      24.75%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $12,872       $4,632       $3,266       $3,234       $4,047
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              3.18%        3.20%        3.20%        3.21%(e)     3.22%(e)
  Expenses, before waivers/
    reimbursements                              3.79%        9.98%       11.56%       10.28%(e)    10.72%(e)
  Net investment
    income (loss)(b)                           (1.11)%(c)    (.11)%        .41%        (.81)%      (1.13)%
Portfolio turnover rate                           89%         102%          63%          64%         158%



See footnote summary on page 29.


_______________________________________________________________________________

26 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Class C
                                            ---------------------------------------------------------------
                                                                    Year Ended July 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.50        $7.30        $8.21       $10.13        $8.11

INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income (loss)(a)(b)                           (.12)(c)     (.01)         .04         (.08)        (.13)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                  1.94         1.25         (.95)       (1.84)        2.15
Net increase (decrease)
  in net asset value from
  operations                                    1.82         1.24         (.91)       (1.92)        2.02

LESS: DIVIDENDS
Dividends from
  net investment income                         (.02)        (.04)          -0-          -0-          -0-
Net asset value,
  end of period                               $10.30        $8.50        $7.30        $8.21       $10.13

TOTAL RETURN
Total investment return based
  on net asset value(d)                        21.34%       17.05%      (11.08)%     (18.95)%      24.91%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                            $10,978       $4,856       $1,302         $877       $1,372
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              3.15%        3.20%        3.20%        3.21%(e)     3.22%(e)
  Expenses, before waivers/
    reimbursements                              3.75%       10.19%       11.28%       10.13%(e)    10.01%(e)
  Net investment
    income (loss)(b)                           (1.07)%(c)    (.15)%        .50%        (.84)%      (1.31)%
Portfolio turnover rate                           89%         102%          63%          64%         158%



See footnote summary on page 29.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 27

                                                           Financial Highlights
-------------------------------------------------------------------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                     Advisor Class
                                            ---------------------------------------------------------------
                                                                   Year Ended July 31,
                                            ---------------------------------------------------------------
                                                2004         2003         2002         2001         2000
                                            -----------  -----------  -----------  -----------  -----------
Net asset value,
  beginning of period                          $8.94        $7.66        $8.53       $10.41        $8.24

INCOME FROM INVESTMENT
  OPERATIONS
Net investment
  income (loss)(a)(b)                           (.02)(c)      .08          .10          .06         (.02)
Net realized and unrealized
  gain (loss) on investment
  and  foreign currency
  transactions                                  2.05         1.31         (.97)       (1.94)        2.19
Net increase (decrease)
  in net asset value from
  operations                                    2.03         1.39         (.87)       (1.88)        2.17

LESS: DIVIDENDS
Dividends from
  net investment income                         (.04)        (.11)          -0-          -0-          -0-
Net asset value, end of period                $10.93        $8.94        $7.66        $8.53       $10.41

TOTAL RETURN
Total investment return based
  on net asset value(d)                        22.72%       18.55%      (10.20)%     (18.06)%      26.34%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period
  (000's omitted)                             $1,379         $309         $196         $386         $273
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements                              2.14%        2.20%        2.20%        2.21%(e)     2.22%(e)
  Expenses, before waivers/
    reimbursements                              2.71%        8.69%       10.57%        9.35%(e)     9.61%(e)
  Net investment
    income (loss)(b)                            (.13)%(c)    1.14%        1.28%         .71%        (.15)%
Portfolio turnover rate                           89%         102%          63%          64%         158%



See footnote summary on page 29.


_______________________________________________________________________________

28 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                           Financial Highlights
-------------------------------------------------------------------------------


(a)  Based on average shares outstanding.

(b)  Net of expenses waived/reimbursed by the Adviser.

(c)  Net of expenses waived by the Transfer Agent.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:


                          Year Ended July 31,
                     -----------------------------
                          2001           2000
                     -----------------------------
    Class A               2.50%          2.50%
    Class B               3.20%          3.20%
    Class C               3.20%          3.20%
    Advisor Class         2.20%          2.20%



_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 29

                        Report of Independent Registered Public Accounting Firm
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors of AllianceBernstein Greater China '97 Fund, Inc.

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Greater China '97 Fund, Inc., including the portfolio of investments, as of July 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 2004, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Greater China '97 Fund, Inc. at July 31, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

New York, New York
September 10, 2004



TAX INFORMATION
(unaudited)

For the fiscal year ended July 31, 2004, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designates a maximum amount of $911,720 as qualified dividend income, which is taxed at a maximum rate of 15%.The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2004.Complete information will be computed and reported in conjunction with your 2004 Form 1099-DIV.


_______________________________________________________________________________

30 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                             Board of Directors
-------------------------------------------------------------------------------

BOARD OF DIRECTORS


William H. Foulk, Jr.(1), Chairman
David H. Dievler(1)
Clifford L. Michel(1)
Tak-Lung Tsim


OFFICERS

Marc O. Mayer, President
Matthew W. S. Lee(2), Senior Vice President
Mark R. Manley, Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller


Principal Underwriter

AllianceBernstein Investment
Research and Management, Inc.
1345 Avenue of the Americas
New York, NY 10105

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036


(1)  Member of the Audit Committee.

(2) Mr. Lee is the person primarily responsible for the day-to-day management of the Fund's investment portfolio.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 31

                                                         Management of the Fund
-------------------------------------------------------------------------------

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.



                                                                               PORTFOLIOS
                                                                                 IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                     PRINCIPAL                            COMPLEX         DIRECTORSHIPS
       ADDRESS                            OCCUPATION(S)                        OVERSEEN BY          HELD BY
  (YEARS OF SERVICE*)                  DURING PAST 5 YEARS                      DIRECTOR            DIRECTOR
-----------------------------------------------------------------------------------------------------------------

INTERESTED DIRECTORS

Tak-Lung Tsim,**, 58                A Principal of T.L. Tsim &                         1          Chairman of
T.L. Tsim & Associates              Associates Limited, a                                        New-Alliance
Limited                             consulting company which he                                      Asset
Suite 1001                          established in August 1994.                                   Management
Century Square                      Chairman of New-Alliance                                    (Asia) Limited.
1 D'Aguilar St.                     Asset Management (Asia)                                       Director of
Central, Hong Kong (6)              Limited. Member of Li Po                                      Playmates
                                    Chun United World College.                                     Holdings
                                    Director of Playmates Holdings                                Limited. Far
                                    Limited. Far Eastern Polychem                                    Eastern
                                    Industries and China Medical                                   Polychem
                                    Science Limited.                                                Industries
                                                                                                    and China
                                                                                                     Medical
                                                                                                     Science
                                                                                                     Limited.

DISINTERESTED DIRECTORS

William H. Foulk, Jr., #+, 72       Investment Adviser and an                        113              None
2 Sound View Drive                  Independent Consultant. He
Suite 100                           was formerly Senior Manager
Greenwich, CT 06830                 of Barrett Associates, Inc., a
(7)                                 registered investment adviser,
(Chairman of the Board)             with which he had been
                                    associated since prior to 1999.
                                    He was formerly Deputy
                                    Comptroller and Chief
                                    Investment Officer of the State of
                                    New York and, prior thereto,
                                    Chief Investment Officer of the
                                    New York Bank for Savings.

David H. Dievler,#+, 74             Independent consultant. Until                     98              None
P.O. Box 167                        December 1994, he was Senior
Spring Lake, NJ 07762               Vice President of ACMC responsible
(7)                                 for mutual fund administration.
                                    Prior to joining ACMC in 1984,
                                    he was Chief Financial Officer of
                                    Eberstadt Asset Management
                                    since 1968. Prior to that, he was a
                                    Senior Manager at Price Waterhouse
                                    & Co. Member of the American
                                    Institute of Certified Public
                                    Accountants since 1953.



_______________________________________________________________________________

32 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                                         Management of the Fund
-------------------------------------------------------------------------------



                                                                               PORTFOLIOS
                                                                                 IN FUND             OTHER
 NAME, AGE OF DIRECTOR,                     PRINCIPAL                            COMPLEX         DIRECTORSHIPS
       ADDRESS                            OCCUPATION(S)                        OVERSEEN BY          HELD BY
  (YEARS OF SERVICE*)                  DURING PAST 5 YEARS                      DIRECTOR            DIRECTOR
-----------------------------------------------------------------------------------------------------------------

DISINTERESTED DIRECTORS
(continued)

Clifford L. Michel, #+, 65          Senior Counsel to the law firm                    96           Placer Dome,
15 St. Bernard's Road               of Cahill Gordon & Reindel                                        Inc.
Gladstone, NJ 07934                 since February 2001 and a
(2)                                 partner of that firm for more
                                    than 25 years prior thereto.
                                    He is President and Chief Executive
                                    Officer of Wenonah Development
                                    Company (investments) and a
                                    Director of the Placer Dome Inc.
                                    (mining).



*  There is no stated term of office for the Fund's Directors.

** Mr. Tsim is an "interested director", as defined in the 1940 Act, due to his position as Consultant of T.L. Tsim & Associates Limited.

#  Member of the Audit Committee.

+  Member of the Nominating Committee.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 33

                                                         Management of the Fund
-------------------------------------------------------------------------------

Officer Information

Certain information concerning the Fund's Officers is listed below.




       NAME,                             POSITION(S)                     PRINCIPAL OCCUPATION
 ADDRESS,* AND AGE                     HELD WITH FUND                    DURING PAST 5 YEARS**
--------------------------------------------------------------------------------------------------------------
Marc O. Mayer, **,46                President                       Executive Vice President of ACMC
                                                                    since 2001; prior thereto, Chief
                                                                    Executive Officer of Sanford C.
                                                                    Bernstein & Co., LLC ("SCB & Co.")
                                                                    and its predecessor since prior to
                                                                    1999.

Matthew W.S. Lee, 41                Senior Vice President           Vice President of ACMC**, with which
                                    and Chief Investment            he has been associated since prior to
                                    Officer                         1999.

Mark R.Manley, 41                   Secretary                       Senior Vice President and Chief
                                                                    Compliance Officer of ACMC, with
                                                                    which he has been associated since
                                                                    prior to 1999.


Mark D. Gersten, 53                 Treasurer and Chief             Senior Vice President of Alliance Global
                                    Financial Officer               Investor Services, Inc. ("AGIS")** and
                                                                    Vice President of AllianceBernstein
                                                                    Investment Research and
                                                                    Management, Inc. ("ABIRM")**, with
                                                                    which he has been associated since
                                                                    prior to 1999.

Vincent S. Noto, 39                 Controller                      Vice President of AGIS**, with which
                                                                    he has been associated since prior to
                                                                    1999.



* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**  ACMC, ABIRM and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 1-800-227-4618 for a free prospectus or SAI.


_______________________________________________________________________________

34 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

                                              AllianceBernstein Family of Funds
-------------------------------------------------------------------------------

ALLIANCEBERNSTEIN FAMILY OF FUNDS


--------------------------------------------
Wealth Strategies Funds
--------------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy*
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy**

--------------------------------------------
Blended Style Funds
--------------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------------
Growth Funds
--------------------------------------------
Domestic

Growth Fund
Health Care Fund
Mid-Cap Growth Fund
Premier Growth Fund
Small Cap Growth Fund
Technology Fund

Global & International

All-Asia Investment Fund
Global Research Growth Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Technology Portfolio

--------------------------------------------
Value Funds
--------------------------------------------
Domestic

Balanced Shares
Disciplined Value Fund
Growth & Income Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

--------------------------------------------
Taxable Bond Funds
--------------------------------------------
Americas Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------------
Municipal Bond Funds
--------------------------------------------
National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

--------------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------------
Closed-End Funds
--------------------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II


We also offer Exchange Reserves,+ which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. Please read the prospectus carefully before you invest or send money.

*  Formerly Growth Investors Fund.

**  Formerly Conservative Investors Fund.

+ An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


_______________________________________________________________________________

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND o 35

NOTES


_______________________________________________________________________________

36 o ALLIANCEBERNSTEIN GREATER CHINA '97 FUND

ALLIANCEBERNSTEIN GREATER CHINA '97 FUND
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


[LOGO] AllianceBernstein (SM)
Investment Research and Management


(SM) This service mark used under license from the owner, Alliance Capital Management L.P.


GCFAR0704

ITEM 2.  CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant's code of ethics is filed herewith as Exhibit 11(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         The following table sets forth the aggregate fees billed by the independent auditor, Ernst & Young LLP, for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include multi-class distribution testing, advice and education on accounting and auditing issues, and consent letters; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to the Fund during this period.


                                                                All Fees for
                                                             Non-Audit Services
                                                               Provided to the
                                                                Portfolio, the
                                                                   Adviser
                                  Audit-Related                  and Service
                    Audit Fees         Fees          Tax Fees     Affiliates
-------------------------------------------------------------------------------
    2003:            $25,125         $9,933           $11,100        $708,448
    2004:            $24,000         $7,721           $13,479        $858,801


         Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent auditors. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of a Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit-Related Fees and Tax Fees for the entire period ended 2003 and 2004 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund, that were subject to pre-approval by the Audit Committee for the entire period ended 2003 and 2004 were as follows:


                      Non-Audit Services Pre-Approved
                           by the Audit Committee
                  ---------------------------------------
                   Audit
                  Related           Tax
                    Fees            Fees         Total
                  --------        --------    ----------
          2003    $293,833        $11,100      $304,933
          2004    $254,466        $13,479      $267,945


The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor's independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 10.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant's internal controls that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


ITEM 11.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.   DESCRIPTION OF EXHIBIT
     -----------   -----------------------

     11 (a) (1)    Code of ethics that is subject to the disclosure of
                   Item 2 hereof

     11 (b) (1)    Certification of Principal Executive Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     11 (b) (2)    Certification of Principal Financial Officer Pursuant to
                   Section 302 of the Sarbanes-Oxley Act of 2002

     11 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Greater China `97 Fund, Inc.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    September 29, 2004
         ---------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ---------------------
         Marc O. Mayer
         President

Date:    September 29, 2004
         ---------------------

By:      /s/ Mark D. Gersten
         ---------------------
         Mark D. Gersten
         Treasurer and Chief Financial Officer

Date:    September 29, 2004
         ---------------------